UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PC CONNECTION, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee Paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PC Connection, Inc. (the “Company”) is filing the attached proxy card solely to amend and replace the sample proxy card included in the Definitive Proxy Statement originally filed with the Securities and Exchange Commission on April 9, 2019. After filing the Proxy Statement, the Company discovered an error in the sample proxy card that was filed with the Proxy Statement.

Please note that no changes have been made to the body of the Proxy Statement and that the correct version of the proxy card has been included in the Proxy Statement being mailed to the Company’s stockholders.

ANNUAL MEETING OF STOCKHOLDERS OF PC CONNECTION, INC. May 30, 2018 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card, and 2017 Annual Report to Stockholders for the year ended December 31, 2017 are available at http://ir.pcconnection.com/annuals.cfm Please sign, date, and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20630300000000001000 9 053018 25,000 shares; LLP as the Company's independent registered public accounting firm meeting or any adjournment thereof. changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS NO. 2 AND NO. 3. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect six directors to serve until the 2019 Annual Meeting of Stockholders; NOMINEES: FOR ALL NOMINEESO Patricia Gallup O David Hall WITHHOLD AUTHORITYO Joseph Baute FOR ALL NOMINEESO David Beffa-Negrini O Barbara Duckett FOR ALL EXCEPTO Jack Ferguson (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To approve an amendment to the Company's Amended and Restated 1997 Employee Stock Purchase Plan, as amended, to increase the number of shares of common stock that may be issued thereunder from 1,137,500 to 1,162,500 shares, representing an increase of 3. To ratify the selection by the Audit Committee of Deloitte & Touche for the year ending December 31, 2018. 4. To transact such other business as may properly come before the In their discretion, the Proxies are authorized to vote upon such other business as may prop-erly come before the meeting or any adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS NO. 2 AND NO. 3. MARK HERE IF YOU PLAN TO ATTEND THE MEETING To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

0 PC CONNECTION, INC. ANNUAL MEETING OF STOCKHOLDERS To be held on May 30, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY The undersigned, revoking all prior proxies, hereby appoints Patricia Gallup and David Hall, each of them, with full power of substitution, as proxies (the "Proxies") to represent and vote as designated hereon all shares of stock of PC Connection, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2018 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 30, 2018 at the Crowne Plaza Hotel, 2 Somerset Parkway, Nashua, New Hampshire, at 10:00 a.m., Eastern time, or any adjournment thereof, with respect to the matters set forth on the reverse side hereof. PLEASE FILL IN, SIGN, DATE, AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE 14475 1.1